Prospectus
June 15, 2000

Leuthold Select Industries Fund

Grizzly Short Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Select Industries Fund seeks capital appreciation. It invests substantially all of its assets in equity securities traded in the U.S. securities markets.

The Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Leuthold Select Industries Fund
      Grizzly Short Fund
      100 North Sixth Street
      Suite 412A
      Minneapolis, Minnesota  55403
      (612) 332-9141

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Funds                                              1

Fees and Expenses                                                            3

Other Information about the Funds'
  Investment Objectives                                                      4

Management of the Funds                                                      4

The Funds'  Share Price                                                      7

Purchasing Shares                                                            7

Redeeming Shares                                                             9

Exchanging Shares                                                           11

Dividends, Distributions and Taxes                                          12

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1.   WHAT ARE THE FUNDS' GOALS?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation.

GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets. The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection. The Fund's investment adviser, Leuthold Weeden Capital Management, LLC (the "Adviser") believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as, or more, important than individual stock selection in determining investment performance.

The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 125 groups. The five major types of groups the Adviser monitors are:

   o Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

   o Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Education".

   o Industry Specific Groups are narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

   o Quantitative Themes are groups where the only commonality of the stocks in the group are statistical with typically no industry commonality. Examples include "Emerging Growth" or "Undervalued and Unloved".

   o Special Situations are groups that the Adviser may monitor for only a limited period of time. Examples include "Asia Exposure" and "Year 2000 Problem Solvers".

The Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks. The Adviser updates its group selection monthly and will adjust the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such monthly adjustments may result in high portfolio turnover.

GRIZZLY SHORT FUND

The Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss usually is much greater.

The Fund's investment adviser, also Leuthold Weeden Capital Management, LLC, follows a universe of domestic common stocks that:

   o   Have a market capitalization in excess of $1 billion; and

   o   Trade, on average, shares having a value of $1 million or more each day.

The Fund generally will have outstanding approximately 50 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. These stocks will be diversified over a number of industries. In determining which stocks to sell short, the Adviser calculates a Vulnerability Index for each security in the universe of stocks it follows. The Vulnerability Index attempts to identify those stocks which are most likely to decline in price or to underperform the market. In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

   o   Price movements of the stocks sold short;

   o   Changes in the Vulnerability Index;

   o   Daily trading volume of the stock; and

   o News and articles concerning the stock appearing in financial services and publications.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in either Fund may lose money. There are risks associated with each Fund's principal investment strategies.

LEUTHOLD SELECT INDUSTRIES FUND

   o MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

   o FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
       Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

GRIZZLY SHORT FUND

   o MARKET RISK: The Fund sells securities short with the expectation that their prices will decline. However, the prices of the securities the Fund has sold short may rise for a number of reasons.

   o SHORT SALES RISK: The Fund's investment performance will suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

   o RISING STOCK MARKET RISK: The Fund typically will be "100% short." Accordingly in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commission or markups or markdowns) which the Fund must pay and increased realized gain (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

 Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund. However because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.

4.   HOW HAVE THE FUNDS PERFORMED?

Both the Leuthold Select Industries Fund and the Grizzly Short Fund will commence operations on or after June 15, 2000 and therefore have no investment performance information to provide investors. Both Funds will provide investment performance information after they have completed their first full calendar year of operations.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                              LEUTHOLD SELECT     GRIZZLY
                                              INDUSTRIES FUND   SHORT FUND
                                              ---------------   ----------
Maximum Sales Charge                              No             No
  (Load) Imposed on                               Sales          Sales
  Purchases (as a                                 Charge         Charge
  percentage of
  offering price)

Maximum Deferred Sales                            No             No
  Charge (Load)                                   Deferred       Deferred
                                                  Sales          Sales
                                                  Charge         Charge

Maximum Sales Charge                              No             No
  (Load) Imposed on                               Sales          Sales
  Reinvested Dividends                            Charge         Charge
  and Distributions

Redemption Fee                                    None*<F1>      None*<F1>

Exchange Fee                                      None**<F2>     None**<F2>

 *<F1> Our transfer agent charges a fee of $12.00 for each wire redemption. **<F2> Our transfer agent charges a fees of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                             LEUTHOLD SELECT     GRIZZLY
                                             INDUSTRIES FUND   SHORT FUND
                                             ---------------   ----------
Management Fees                                   1.00%          1.25%

Distribution
  (12b-1) Fees                                    None           None

Other Expenses                                    0.95%          1.25%
                                                  -----          -----
  Service Fees                               0.25%          0.25%
  All remaining
    Other Expenses                           0.70%*<F3>     1.00%*<F3>

Total Annual Fund
  Operating Expenses                              1.95%*<F3>     2.50%*<F3>
                                                  -----          -----
                                                  -----          -----

 *<F3>  Based on our estimates for the fiscal year ending September 30, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                               1 YEAR             3 YEARS
                                               ------             -------
Leuthold Select Industries Fund                 $198                $612
Grizzly Short Fund                              $253                $779

                            OTHER INFORMATION ABOUT
                        THE FUNDS' INVESTMENT OBJECTIVES

Both the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund will take temporary defensive positions. Although neither Fund will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.

                                 MANAGEMENT OF
                                   THE FUNDS

LEUTHOLD WEEDEN CAPITAL MANAGEMENT, LLC MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management, LLC (the "Adviser") is the investment adviser to each Fund. The Adviser's address is:

         100 North Sixth Street
         Suite 412A
         Minneapolis, MN  55403

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The Leuthold Select Industries Fund will pay the Adviser an annual investment advisory fee equal to 1.00% of its average net assets, and the Grizzly Short Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets. Steven C. Leuthold and James E. Floyd are the co-portfolio managers of the Leuthold Select Industries Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Steven C. Leuthold and Charles D. Zender are the co-portfolio managers of the Grizzly Short Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Mr. Leuthold is the chief executive officer of the managing member of the Adviser. Mr. Leuthold also has been Chairman and Portfolio Manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Floyd is a Managing Director and a member of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Zender is a Managing Director and a member of the Adviser and has been a Managing Director of The Leuthold Group since 1991.

THE ADVISER HAS EXPERIENCE MANAGING ACCOUNTS WITH THE SAME INVESTMENT OBJECTIVE AS THE GRIZZLY SHORT FUND

We are providing historical performance data of certain investment advisory accounts managed by the Adviser and its predecessors. The data illustrates the investment performance of all portfolios similar to the Grizzly Short Fund and compares the performance to specified market indices. (Since January 1, 1996 a portion of the assets in certain accounts managed by the Adviser and its predecessors were managed using substantially identical investment strategies and techniques as those used by the Leuthold Select Industries Fund. However, since only a portion of the assets in those accounts were so managed, we are not providing the investment performance of those accounts.) The Short Portfolio Composite includes all active accounts of the Adviser and its predecessors invested in the AdvantHedge Short Selling Program. The Short Portfolio Composite does not include all of the assets under management of the Adviser and its predecessors, but does include all accounts having the same investment objective as the Grizzly Short Fund. It may not accurately reflect the performance of all accounts managed by the Adviser and its predecessors. The accounts included in the Short Portfolio Composite had the same investment objective as the Grizzly Short Fund and were managed using substantially similar, though not in all cases identical, investment strategies and techniques as those used by the Grizzly Short Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Grizzly Short Fund or the results an individual investor might achieve by investing in the Grizzly Short Fund. Investors should not rely on the historical performance of the Adviser and its predecessors when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of interest and the payment of dividends on securities sold short. The performance information for the Short Portfolio Composite is net of the advisory fees charged by the Adviser and its predecessors to the accounts comprising the Short Portfolio Composite and all other expenses (except custody and related expenses). The performance information for the Short Portfolio Composite does not reflect the assessment of the Grizzly Short Fund's advisory fee or other expenses equivalent to the Grizzly Short Fund's operating expenses. The fees and expenses of the Short Portfolio Composite were less than the annual expenses of the Grizzly Short Fund. The performance of the Short Portfolio Composite would have been lower had the Short Portfolio Composite incurred higher fees and expenses. The net effect of the deduction of the Grizzly Short Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be significant. The Short Portfolio Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it had been, its performance may have been adversely affected.

The performance information for the Short Portfolio Composite and the S&P 500 is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited. AS DEMONSTRATED BELOW A SHORT FUND IN A GENERALLY RISING STOCK MARKET CAN BE EXPECTED TO SIGNIFICANTLY UNDERPERFORM THE S&P 500 AND OTHER COMPARABLE BROAD-BASED STOCK MARKET INDICES. PORTFOLIO GAINS FOR A SHORT FUND ARE TYPICALLY REALIZED IN DECLINING STOCK MARKET PERIODS.

ANNUAL RATES OF RETURN(1)<F4>

YEARS ENDED
DECEMBER 31,                                          1993      1994      1995      1996      1997      1998      1999
                                                     ------    ------    ------    ------    ------    ------    ------
Short Portfolio Composite                            (1.25)%    2.66%   (20.16)%   (8.99)%   (4.83)%   (0.89)%   (3.36)%
S&P 500 Index                                        10.01%     1.22%    37.47%    23.00%    33.30%    28.57%    21.02%

COMPOUNDED ANNUAL RATES OF RETURN(1)<F4>SINCE
(FOR THE PERIOD ENDED DECEMBER 31, 1999)                  1 YEAR         3 YEARS        5 YEARS     JUNE 1, 1992
                                                          ------         -------        -------     ------------
Short Portfolio Composite                                 (3.36)%        (3.04)%        (7.91)%        (5.60)%
S&P 500 Index                                             21.02%         27.53%         28.52%         20.71%

(1)<F4> The calculation of the rates of return was performed in accordance with the principles set forth in the Performance Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR"). Other performance calculation methods, including the SEC method, may produce different results. The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter.

          Total annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

SERVICE PLANS

Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. These services may include:

   o assisting investors in processing purchase, exchange and redemption requests;

   o   processing dividend and distribution payments from the Funds;

   o providing information periodically to customers showing their positions in Fund shares;

   o   providing sub-accounting;

   o   forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

                             THE FUNDS' SHARE PRICE

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   o   Read this Prospectus carefully.

   o Determine how much you want to invest, keeping in mind the following minimums:

       NEW ACCOUNTS
       Individual Retirement
          Accounts                              $ 1,000
       All other accounts                       $10,000*<F5>

       *<F5> The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.

       EXISTING ACCOUNTS
       Dividend reinvestment                 No Minimum
       Automatic
          Investment Plan                          $ 50
       All other accounts                          $100

   o Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.

   o Make your check payable to "Leuthold Select Industries Fund" or "Grizzly Short Fund," as applicable. All checks must be drawn on U.S. banks.
       The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

Send the application and check to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. FUNDS SHOULD BE WIRED TO:

  Firstar Bank,  N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  CREDIT:
  Firstar Mutual Fund Services, LLC
  Account #112-952-137

  FURTHER CREDIT:
  (name of Fund to be purchased)
  (shareholder registration)
  (shareholder account number, if known)

You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds. This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA

Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

   o   account number(s)

   o   the amount of money or number of shares being redeemed

   o   the name(s) on the account

   o   daytime phone number

   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution IN THE FOLLOWING SITUATIONS:

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   o The redemption proceeds are to be sent to an address other than the address of record

   o The redemption request is received within 30 days after an address change.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

   o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

   o For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   o   Firstar Mutual Fund Services, LLC will not accept telephone redemption
       requests made within 30 days after an address change._    The Funds
       reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Funds may be exchanged for shares of:

 o  Leuthold Select Industries Fund

 o  Grizzly Short Fund

 o  Leuthold Core Investment Fund

 o  Firstar Money Market Fund

at their relative net asset values. The Adviser also advises the Leuthold Core Investment Fund. An affiliate of Firstar Mutual Fund Services, LLC, advises Firstar Money Market Fund. Please call 1-800-273-6886 for prospectuses describing Leuthold Core Investment Fund and Firstar Money Market Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for Leuthold Core Investment Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. You may also make an exchange by writing to Leuthold Funds, Inc., c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-273-6886.

Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Select Industries Fund expects that its distributions will consist primarily of long-term and short-term capital gains. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income and short-term capital gains.

To learn more about the Leuthold Select Industries Fund and the Grizzly Short Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-273-6886.

Prospective investors and shareholders who have questions about Funds may also call the following number or write to the following address.

     Leuthold Funds, Inc.
     100 North Sixth Street
     Suite 412A
     Minneapolis, MN 55403
     1-888-200-0409

The general public can review and copy information about Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-6009

Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.